NVIT Form N-SAR 12-31-11
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER
SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund
Issuer Marathon Petroleum Corporation
Underwriter/ Affiliated Participant Underwriter Morgan Stanley & Co. Inc.
/ PNC Capital Markets LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$40,000,000 / $1,000,000,000
Commission or % of Offering 0.0065
Purchase Date 1/27/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Epocrates, Inc.
Underwriter/ Affiliated Participant Underwriter Piper
Jaffray and Company / JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$27,200 / $85,760,000
Commission or % of Offering 1.12
Purchase Date 2/1/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer DCT Industrial
Underwriter/ Affiliated Participant Underwriter Merrill Lynch and Co. /
JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$258,940 / $101,650,000
Commission or % of Offering 0.2273
Purchase Date 2/15/2011

Adviser / Sub-Adviser Morgan Stanley Investment Management
Nationwide Fund NVIT Real Estate Fund
Issuer Mack-Cali Realty Corporation
Underwriter/ Affiliated Participant Underwriter Bank of America Merrill
Lynch / Mitsubushi UFJ Securities
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$6,600,000 / $206,250,000
Commission or % of Offering 1.32
Purchase Date 2/15/2011

Adviser / Sub-Adviser Wells Capital Management, Inc.
Nationwide Fund NVIT Multi-Manager Large Cap Growth Fund
Issuer MetLife Inc.
Underwriter/ Affiliated Participant Underwriter Goldman Sachs / Wells
Fargo Securities
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$2,238,277.25 / $6,349,520,044
Commission or % of Offering 0.21625
Purchase Date 3/3/2011

Adviser / Sub-Adviser Goldman Sachs Asset Management
Nationwide Fund NVIT Multi-Manager Large Cap Value Fund
Issuer Sun Trust Banks, Inc.
Underwriter/ Affiliated Participant Underwriter Morgan Stanley & Co. Inc.
and Robinson Humphery / Goldman Sachs & Co.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$618,113.50 / $1,039,999,991.50
Commission or % of Offering 0.84813
Purchase Date 3/18/2011

Adviser / Sub-Adviser Morgan Stanley Investment Management
Nationwide Fund NVIT Real Estate Fund
Issuer HCP Inc.
Underwriter/ Affiliated Participant Underwriter Bank of America Merrill
Lynch / Morgan Stanley
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$24,354,000 / $1,107,000,000
Commission or % of Offering 1.107
Purchase Date 3/22/2011

Adviser / Sub-Adviser Goldman Sachs Asset Management
Nationwide Fund NVIT Multi-Manager Large Cap Value Fund
Issuer PPL Corporation
Underwriter/ Affiliated Participant Underwriter Credit Suisse Securities
(USA) LLC / Goldman Sachs & Co.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$3,386,607.50 / $2,024,000,000
Commission or % of Offering 0.759
Purchase Date 4/11/2011

Adviser / Sub-Adviser The Boston Company Asset Management
Nationwide Fund NVIT Multi-Manager Large Cap Value Fund
Issuer PPL Corporation
Underwriter/ Affiliated Participant Underwriter Credit Suisse /
BNY Mellon Capital  Markets
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$425,293 / $2,024,000,000
Commission or % of Offering 0.759
Purchase Date 4/11/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Zipcar Inc.
Underwriter/ Affiliated Participant Underwriter Goldman Sachs and Co.
/ JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$41,400 / 174313962
Commission or % of Offering 1.26
Purchase Date 4/14/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Graphic Packaging Holding Company
Underwriter/ Affiliated Participant Underwriter Goldman Sachs and Co.
/ JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$245,100 / $223,250,000
Commission or % of Offering 0.21375
Purchase Date 4/15/2011

Adviser / Sub-Adviser Morgan Stanley Investment Management
Nationwide Fund NVIT Real Estate Fund
Issuer Hudson Pacific Properties Inc.
Underwriter/ Affiliated Participant Underwriter Barclays Capital
/ Morgan Stanley & Co.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$10,599,500 / $101,609,000
Commission or % of Offering 0.731
Purchase Date 4/27/2011

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund
Issuer Nevada Power Company
Underwriter/ Affiliated Participant Underwriter UBS Securities LLC
/  PNC Capital Markets LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$12,000,0002 / $250,000,000
Commission or % of Offering 0.00875
Purchase Date 5/9/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Wilshire Bancorp, Inc.
Underwriter/ Affiliated Participant Underwriter Macquarie Capital
/ JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$129,525 / $99,999,900
Commission or % of Offering 0.1444
Purchase Date 5/12/2011

Adviser / Sub-Adviser Morgan Stanley Investment Management
Nationwide Fund NVIT Real Estate Fund
Issuer Equity Lifestyle Properties Inc.
Underwriter/ Affiliated Participant Underwriter Goldman Sachs & Co.
/ Morgan Stanley & Co.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$23,800,000 / $312,375,000
Commission or % of Offering 2.38
Purchase Date 6/2/2011

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund
Issuer Fiserv, Inc.
Underwriter/ Affiliated Participant Underwriter JPMorgan Securities LLC
/ PNC Capital Markets LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$8,000,0002 / $400,000,000
Commission or % of Offering 0.0065
Purchase Date 6/6/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Fusion, Inc.
Underwriter/ Affiliated Participant Underwriter Morgan Stanley /
JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$144,000 / $233,700,000
Commission or % of Offering 1.33
Purchase Date 6/8/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Vanguard Health Systems, Inc.
Underwriter/ Affiliated Participant Underwriter Barclays Bank PLC
/ JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$538,200 / $450,00,000
Commission or % of Offering 1.035
Purchase Date 6/22/2011

Adviser / Sub-Adviser Wells Capital Management, Inc.
Nationwide Fund NVIT Multi-Manager Large Cap Growth Fund
Issuer Danaher Corp
Underwriter/ Affiliated Participant Underwriter CitiGroup Global Markets
/ Wells Fargo Securities
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$1,002,966.75 / $905,625,000
Commission or % of Offering 1.5525
Purchase Date 6/14/2011

Adviser / Sub-Adviser Wells Capital Management, Inc.
Nationwide Fund NVIT Multi-Manager Mid Cap Growth Fund
Issuer Pandora Media, Inc.
Underwriter/ Affiliated Participant Underwriter JPMorgan / Wells Fargo
Securities
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$420,064 / $234,944,000
Commission or % of Offering 1.12
Purchase Date 6/14/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Pandora Media, Inc.
Underwriter/ Affiliated Participant Underwriter Morgan Stanley /
JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$86,400 / $234,944,000
Commission or % of Offering 1.12
Purchase Date 6/14/2011

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund
Issuer General Dynamics Corp.
Underwriter/ Affiliated Participant Underwriter BofA Merrill Lynch /
PNC Capital Markets LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$7,000,000 / $500,000,000
Commission or % of Offering 0.0045
Purchase Date 7/5/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Dunkin' Brands Group, Inc.
Underwriter/ Affiliated Participant Underwriter Barclays Bank PLC /
JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$7,491,700 / $422,750,000
Commission or % of Offering 1.235
Purchase Date 7/27/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Wesco Aircraft Holdings, Inc.
Underwriter/ Affiliated Participant Underwriter Barclays Bank PLC /
JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$6,733,500 / $315,000,000
Commission or % of Offering 0.8625
Purchase Date 7/28/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer C&J Energy Services, Inc.
Underwriter/ Affiliated Participant Underwriter Goldman Sachs and Company
/ JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$3,714,900 / $333,500,000
Commission or % of Offering 2.03
Purchase Date 7/29/2011

Adviser / Sub-Adviser Morgan Stanley Investment Management
Nationwide Fund NVIT Real Estate Fund
Issuer CommonWealth REIT
Underwriter/ Affiliated Participant Underwriter Wells Fargo Securities /
Morgan Stanley and Mitsubishi UFJ Securities
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$9,000,000 / $240,000,000
Commission or % of Offering 1.02
Purchase Date 7/31/2011

Adviser / Sub-Adviser Wells Capital Management, Inc.
Nationwide Fund NVIT Multi-Manager Mid Cap Growth Fund
Issuer ServiSource International
Underwriter/ Affiliated Participant Underwriter Morgan Stanley / Wells
Fargo Securities
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$6,125,000 / $157,500,000
Commission or % of Offering 0.7
Purchase Date 7/28/2011

Adviser / Sub-Adviser Wells Capital Management, Inc.
Nationwide Fund NVIT Multi-Manager Mid Cap Growth Fund
Issuer Dunkin' Brands Group, Inc.
Underwriter/ Affiliated Participant Underwriter Barclays Bank PLC / Wells
Fargo Securities
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$2,375,000 / $422,750,000
Commission or % of Offering 1.235
Purchase Date 7/26/2011

Adviser / Sub-Adviser BlackRock Investment Management, LLC
Nationwide Fund NVIT Bond Index Fund
Issuer EQT Corporation
Underwriter/ Affiliated Participant Underwriter Deutsche Bank Securities
Inc./ PNC Capital Markets LLC
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$35,000,000/ $750,000,000
Commission or % of Offering 0.0065
Purchase Date 11/2/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Imperva, Inc.
Underwriter/ Affiliated Participant Underwriter Deutsche Bank Securities
Inc./ JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$3,297,600/ $90,000,000
Commission or % of Offering 1.26
Purchase Date 11/9/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Intermolecular, Inc.
Underwriter/ Affiliated Participant Underwriter Morgan Stanley & Co./
JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$2,907,000/ $96,500,000
Commission or % of Offering 0.7
Purchase Date 11/17/2011

Adviser / Sub-Adviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Manning & Napier, Inc.
Underwriter/ Affiliated Participant Underwriter Merrill Lynch & Co., Inc./
JPMorgan Securities Inc.
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$1,359,600/ $150,000,000
Commission or % of Offering 0.63
Purchase Date 11/17/2011

Adviser / Sub-Adviser Wells Capital Management, Inc.
Nationwide Fund NVIT Multi-Manager Mid Cap Growth Fund
Issuer Groupon Inc.
Underwriter/ Affiliated Participant Underwriter Morgan Stanley & Co./
Wells Fargo Securities
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$300,000/ $700,000,000
Commission or % of Offering 1.2
Purchase Date 11/3/2011

Adviser / Sub-Adviser Wells Capital Management, Inc.
Nationwide Fund NVIT Multi-Manager Mid Cap Growth Fund
Issuer Dollar General Corp.
Underwriter/ Affiliated Participant Underwriter CitiGroup / Wells Fargo
Securities
Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$21,645,000/ $975,000,000
Commission or % of Offering 1.365
Purchase Date 12/7/2011